                                                                    EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2003, of Synagro Technologies, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Paul Withrow, certify that, to the best of my knowledge, the Report fairly presents, in all material respects, the financial condition and results of operations of the Company and that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

This certificate is being furnished solely for purposes of Section 906 and is not being field as part of the Report.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                            /s/ J.  Paul Withrow
                                            ----------------------------
                                            J.  Paul Withrow
                                            May 15, 2003